July 31, 2019
Supplement to the
Summary Prospectus
dated January 31, 2019
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX

Effective July 31, 2019, Mr. John D’Angelo no longer serves as Portfolio Manager to the Ziegler Senior Floating Rate Fund ("the Fund") and all references to Mr. D'Angelo are removed in their entirety.
Mr. George Marshman and Mr. Scott Roberts will continue as portfolio managers along with Mr. Gil Tollinchi.
Effective July 31, 2019, Mr. Gil Tollinchi serves as Portfolio Manager to the Fund. The "Management" table on Page 7 of the Summary Prospectus is revised to include the following:
Management

Sub-Adviser	Portfolio Managers	Years Managing the Fund
Pretium Credit Management, LLC	Gil Tollinchi	Since 2019

Please retain this Supplement with the Summary Prospectus